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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                  June 28, 2002
                        (Date of earliest event reported)


                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



            DELAWARE                  001-14039               64-0844345
 (State or other jurisdiction of     (Commission            (I.R.S. Employer
 incorporation or organization)      File Number)       Identification Number)


                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On June 28, 2002, Arthur Andersen LLP ("Andersen") was dismissed as independent public accountants for Callon Petroleum Company (the "Company") effective upon that date and Ernst & Young LLP was appointed as the new independent public accountants for the Company to replace Andersen for the year ending December 31, 2002. The decision to dismiss Andersen and to appoint Ernst & Young LLP was recommended by the Audit Committee of the Company's Board of Directors at its meeting in June 2002, and was approved by the Company's Board of Directors subject to the negotiation of a satisfactory engagement letter with Ernst & Young LLP by the CFO of the Company. Such successful negotiation of the engagement letter with Ernst & Young LLP was completed on June 28, 2002.

         Andersen's report on the Company's financial statements for the two fiscal years ended December 31, 2000 and December 31, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and the period from January 1, 2002 through June 28, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         As required under Securities and Exchange Commission regulations, the Company provided Andersen with a copy of this Item and requested that Andersen furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree. Andersen's letter is filed as Exhibit 16.1 to this Current Report.

ITEM 5.  OTHER EVENTS

         Not applicable

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

     EXHIBIT NUMBER                     TITLE OF DOCUMENT
     --------------                     -----------------
          16.1 Letter dated June 28, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CALLON PETROLEUM COMPANY



July 1, 2002                           By: /s/ James O. Bassi
                                           -----------------------------
                                           James O. Bassi
                                           Vice President and Controller




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                                  EXHIBIT INDEX


     EXHIBIT NUMBER                  TITLE OF DOCUMENT
     --------------                  -----------------
          16.1 Letter dated June 28, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.





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